
HARKEN

Harken Energy Corporation

Harken Energy Corporation


HARKEN

AMEX: "HEC"
Forward Looking Statements:

Certain statements in this presentation regarding future expectations and plans for oil and gas exploration and development may be regarded as "forward looking statements" within the meaning of the Securities Litigation Reform Act. They are subject to various risks including, but not limited to, the inherent uncertainties in interpreting engineering data related to underground accumulations of oil and gas, timing, capital availability, market and price changes and other factors discussed in detail in the Company's SEC filings. Although we believe our expectations reflected in these forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will prove to be correct or that the events anticipated will occur. Any information provided herein is qualified in its entirety by the Company's SEC filings and any subsequent filing updates, changes or adjustments. Information is current as of the date presented, but as events change, the information herein may become out of date and Harken will not retroactively update such information except as disclosed in the Company's periodic SEC filings. We encourage you to read our SEC filings and to review the more complete discussions of the risks outlined above, under heading "Cautionary Statements" our Annual Report on Form 10-K.

World Oil Discoveries vs. Production



Crude Oil Discoveries and Production
Millions of Barrels
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
1914
1924
1934
1944
1954
1964
1974
1984
1994
Global Production
West
Eastern Europe, Asia, FSU
Middle East

Source: United States Geological Survey



HARKEN

Domestic Natural Gas Industry


HARKEN

Natural Gas – "Key Facts"

- *Best y/y domestic growth was 4% in 1994 – helped by residual gas bubble*
- *Texas per-well average reserve dropped from 6 Bcf in 1985 to 1 Bcf today*
- *Western Canada active well count up 37% in last 5 years, while production up 9%*

Simmons & Company International

World Energy Consumption by Fuel Type


HARKEN


History
Projections
Quadrillion Btu
50
40
30
20
10
0
1970
1980
1990
2000
2010
2020
Petroleum
Natural gas
Coal
Nuclear
Nonhydro renewables and other
Hydro

Source: Energy Information Administration, *Annual Energy Review 1999*

Natural gas remains the fastest growing component of primary world energy consumption.

Domestic Gas Business Is Excellent


HARKEN

Gas Demand


Utilization of Natural Gas by End User
Industrial 10.8 Trillion Cubic Feet
Residential 6.1 Trillion Cubic Feet
Commercial 4.1 Trillion Cubic Feet
Electricity Generation 7.8 Trillion Cubic Feet
Lease, Plant, and Pipeline Fuel 2.5 Trillion Cubic Feet
TOTAL 31.3 Trillion Cubic Feet
Trillion Cubic Feet of Natural Gas Consumption (U.S)
32
31
30
29
28
27
26
25
24
23
22
21
20
22.0
26.3
29.0
31.3
1998
2000
2005
2010
2015

Source: Oil & Gas Investor, March, 2001

U.S. natural gas consumption to grow 42% through 2015.

Growing Electricity Consumption


HARKEN


Electricity Generation by Fuel, 1949-2020
(billion kilowatthours)
5,500
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1950
1960
1970
1980
1990
2000
2010
2020
History
Projections
Coal
Natural Gas
Petroleum
Nuclear
Renewable/Other

Source: Energy Information Administration, *Annual Energy Outlook 2001*, March 2001

The U.S. Department of Energy forecasts that U.S. electricity consumption will grow by more than 30% over the next two decades, while the use of natural gas to produce electricity grows by nearly 60%.

Reasons Energy Stocks Will Increase in Value


HARKEN

- Asset and Commodity Scarcity
- Strong Balance Sheets
- Strong Cash Flows


HARKEN

Harken's Story

Harken Value Creation-Summary


HARKEN

Value Realization

III. Resource Base

- Harken had over $550 million of projected future net revenues from proven reserves and an additional 402 BCFE of probable and possible reserves in its resource base of 12/31/00.

II. Prospective Acreage

- Domestic Prospects with approximately 170 BCFE risked potential.
- Over 9 million acres in Latin America
- Numerous "world class" prospects

I. Intellectual Capital

- Gulf Coast experience.
- Latin America network.

Time

Secure Strategy


HARKEN

Conservatively growing domestic gas reserves and cash flows while exposing shareholders to world class exploration and exploitation potential.


HARKEN

Harken's
Track Record

Financial and Operating Performance


HARKEN

Net Asset Value


Millions of Dollars
NAV

Daily Production


MCFE/D
Oil (MCFE)
Gas (MCFE)

EBITDA


Millions

Proved Reserves (PV10)


$ Millions
Pre-tax Discounted Future Net Cash Flows
Pre-tax Undiscounted Future Net Cash Flows

Harken has proven reserves and proven performance.

Restructuring Plan


HARKEN

Implement and communicate a new strategy focusing on domestic reserve potential and a reduced international program.

Restructuring Plan


HARKEN

- Focus on domestic gas market. Use cash reserves to focus on lucrative domestic drilling and production projects.

- Merge direct ownership in international assets and retain an equity position. Spread financial risk while retaining the potential benefit of international investments.

- Reduce debt by $30 million and grow the domestic asset base.

- Attract investors with accelerated marketing program.


HARKEN

Harken's
Domestic History

Domestic Status


HARKEN

Proved Oil & Gas Reserves at December 31, 2000
(U.S. Domestic Only)

Oil (MBO)	4,767
Gas (MMCF)	54,836
MMCFE	83,438
Future Net Cash Flow ($M)	$ 535,419
NPV 10 (before tax) ($M)	$ 320,713
Percentage of Proved Developed	58%

Production 2000

Oil (MBBLS)	528.6
Gas (MMCF)	4,011.8
MMCFE	7,183.4
MMCFE/day	19.7
Net Revenues (M)	$ 33,145
Developed Net Acreage	31,106

Pre-Tax Domestic Oil and Gas Reserves (December 31, 2000)


HARKEN


Texas Panhandle
PV10 $66.2MM
ArkLaTex
PV10 $7.5MM
S.E. New Mexico
PV10 $4.8MM
W. Texas
PV10 $22.8MM
TX & LA Gulf Coasts
PV10 $219.4MM

Reserves shown prior to sales of 18 BCFE of proved reserves during 2001

Proved reserves of 83.4 BCFE or total PV10 before tax at December 31, 2001 - $320.7MM

Harken Value Creation-Domestic Assets


HARKEN

Value Realization

IV. Production
- Harken produced over 7.2 BCFE in 2000.

III. Resource Base
- Over $500 million of projected future net revenue at December 31, 2000.

II. Prospective Acreage
- Diverse current prospect inventory with approximately 170 BCFE risked potential.

I. Intellectual Capital
- Experienced technical team.
- Growth "ideas" in focus area.

Time

Operations in the U.S.


HARKEN

Properties held at June 30, 2001

▪ Total Well Count	360
▪ % of Wells Operated	64%


UTAH
COLORADO
KANSAS
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
MISSISSIPPI
LOUISIANA
TEXAS
BORGER
PANHANDLE FIELD
YELLOWHOUSE
RAYBURN
XPLOR
OLD OCEAN
XPLOR
XPLOR
XPLOR
XPLOR
XPLOR
Operated Properties
Non-Operated Properties

Domestic Performance


HARKEN

Oil and Gas Revenue ($M)


($ M)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
1998
1999
2000

Average Annual Increase of 79%

Oil and Gas Production (MMCFE)


(MMCFE)
8,400
7,200
6,000
4,800
3,600
2,400
1,200
0
1998
1999
2000

Average Annual Increase of 24%

Domestic Reserve Growth


HARKEN


SEC Case At Year End Prices
800,000
600,000
400,000
300,000
200,000
100,000
0
($Thousands)
2000
Net Present Value (before tax)
Future Net Cash Flows


Domestic Proved Reserve Volumes
100
80
60
40
20
0
BCFE
1998
1999
2000
December 31,
Year End SEC Reserves
Reserve Volumes Sold Prior to Year End

Harken's Domestic Business Summary


HARKEN

Harken domestic business has –

- **Demonstrated an excellent history of growth through acquisitions and the drill bit.**
- **Generated excellent gas prospects using 3-D seismic data to reveal in-field exploration plays in the Texas and Louisiana Gulf Coast area.**
- **Developed a strong balance sheet with reasonable debt levels and solid liquidity.**
- **Combined an excellent management team with the experience to carry-out all phases of the corporate strategy.**

Domestic Results


HARKEN

Two Years Ended June 30, 2001

Field/Prospect	Number of Wells	Dry	Success %	Net Cost (Thousands)	Initial BCFE Net Proved Reserves	Cost/ MCF
Lake Raccourci	3	0	100%	$ 3,917	6.46	$ 0.61
Raymondville	17	1	94%	$ 3,899	5.34	$ 0.73
Old Ocean	4	2	50%	$ 2,658	3.26	$ 0.82
Lapeyrouse	1	0	100%	$ 2,274	1.42	$ 1.60
Hostetter	2	0	100%	$ 42	0.04	$ 1.05
	27	3	89%	$ 12,790	16.52	$ 0.77

Average 30.5% WI held in these prospects.

Prospects located in Texas and Louisiana Gulf Coast on-shore and transition zone.

Major Steps in 2001


HARKEN

- Sales of non-core properties with 18.0 BCFE proved reserves in a high price environment.
- Reduced convertible debt by $19 million through issuance of cumulative preferred and cash.
- Completing pipeline connections for Cenac #1 well to initiate long-term production.
- Finalized plans to accelerate drilling program for domestic gas prospects for the next two years.


HARKEN

Harken's
Domestic Potential

Business Plan Summary 2001-2002


HARKEN

- Increase U.S. production after 2001 property sales through the drill bit and by acquisition.
- Accelerate U.S. domestic gas exploration to test approximately 170 BCFE of risked net potential.
- Acquire U.S. domestic gas production and exploration prospects.
- Focus on Texas and Louisiana Gulf Coast - on-shore and transition zone.
- Complete restructuring of international assets.
- Improve Harken's ratings for financial and operating statistics compared to the industry peer group.

Prospect Summary


HARKEN

Number of Prospects		27
Gross Acres		77,087
Net Acres		21,392
Potential*		
Net BCFE - Unrisked		600.0
Net BCFE - Risked		171.2
Projected Net Capital Cost to Test (MM)	$	24.83
Projected Finding Cost/MCFE to Test (Risked)	$	0.15
Projected Finding & Development Cost/MCFE (Risked)	$	0.44

*Note: Potential will be reduced if Harken sells down its interest or if results differ from those projected.

Domestic Prospects




THOMPSON CREEK PROSPECT
Wayne Co., Miss.
PIAVE PROSPECT
Wayne & Greene Co's, Miss.
SARDIS CHURCH
N.E. SARDIS CHURCH
PROSPECTS
Copiah Co., Miss.
NEW MEXICO
PANHANDLE FIELD
OKLAHOMA
ARKANSAS
ALABAMA
TEXAS
LOUISIANA
MISSISSIPPI
RAYBURN
Liberty Co., Tx
HOUSTON
HERSHEY MARBLE CREEK
SMITHTOWN PROSPECTS
Greene Co., Miss.
GULF OF MEXICO
LAKE RACCOURCI
Lafourche Ph., La.
OLD OCEAN
Brazoria Co., Tx
LAPEYROUSE
Terrebonne Ph., La
RAYMONDVILLE
Willacy & Kennedy Co's., Tx

Drilling Prospect Potential


HARKEN

Area	Number of Prospects	Millions: Finding Costs		Millions: Finding & Development Costs		Unrisked Potential BCFE	Risked* Potential BCFE
Lake Raccourci (LA)	5	$	7.92	$	27.10	305	96.7
Lapeyrouse (LA)	5		5.15		7.90	36	14.1
Other South Louisiana	3		5.13		25.71	166	39.5
Old Ocean (TX)	3		2.81		4.54	27.5	8.1
Rayburn (TX)	4		0.66		3.29	12	3.7
Raymondville (TX)	3		0.58		0.58	6.5	0.9
Panhandle (TX)	2		1.02		1.50	9.0	6.0
Mississippi	2		1.56		3.93	38	2.2
Total Prospects & Leads	27	$	24.83	$	74.55	600.0	171.2

*Potential will be reduced if Harken sells down its interest or if results differ from these projected.

Lake Raccourci - Lafourche Parish




MISSISSIPPI
TEXAS
LOUISIANA
LAFOURCHE
Lake Raccourci

Field History:

Well Count: 103 wells

Discovery Date: 1949

Field Cum.: 1 TCFG, 8MMBO

Terrain: Inland Waters (6-10')

Seismic Coverage: 66 sq. mi., 3D Survey

Trap Type: Faulted Anticline

WI: ±40% NRI: ±28.4%

Operator: Harken

Wells Drilled: 9

Success: 100%

Initial Net Proved Reserves: 12.4 BCFE

Lake Raccourci - Lafourche Parish


HARKEN


Total Net Risked
Potential up to 97 BCFE
LAFOURCHE
Secretariat
Golden Meadow
Lake Enfermer
Citation
Bayou
Raphael
Development
Sea Hero
14589-3
Leeville
Lake Raccourci
1480-4
1480-3

Lapeyrouse - Terrebonne Parish


HARKEN


TEXAS
LOUISIANA
MISSISSIPPI
TERREBONNE
Lapeyrouse

Field History:

Well Count: 64 wells

Discovery Date: 1941

Field Cum.: 601 BCFG, 3023 MBO

Terrain: Coastal Marsh

Seismic Coverage: 27.3 sq. mi.; 3D (1997)

Trap Type: Faulted Anticline

WI: 25-30% NRI: 17.7-21.3%

Operator: Harken

Wells Drilled: 1
Success: 100%
Initial Net Proved Reserves: 2.56 BCFE

Lapeyrouse - Terrebonne Parish




Total Net Risked
Potential up to 14 BCFE
TERREBONNE
Prospect B
Bayou Baptiste
Cenac #1
Honest Pleasure
Prospect A
Prospect D
Lapeyrouse
Prospect C
Four Isle Dome

Old Ocean Prospect




MISSISSIPPI
TEXAS
LOUISIANA
BRAZORIA CO.
Old Ocean
MATAGORDA CO.

Field History:

Discovery Date: 1934

Well Count: 239

Field Cum.: 4,477 BCFG & 450 MMBO

Terrain: Coastal Plains

Seismic Coverage: 101 Sq. Mi., 3D Survey (1999) Reprocessed Nov. 2000

Trap Type: Asymmetrical, Faulted Anticline

WI: ± 42%; **NRI:** ± 29.5%

NBOE Per Day: 387 BBL/D

Operator: Outside

Wells Drilled: 4
Success: 50%
Initial Net Proved Reserves: 3.21 BCFE

HARKEN

Old Ocean Prospect


HARKEN


Chocolate Bayou
BRAZORIA CO.
Sweeny
Rugeley
Old Ocean
Bay City
MATAGORDA CO.
Wadsworth
Deep Test
Duncan Slough
GULF OF MEXICO

Total Net Risked
Potential up to 8 BCFE


HARKEN

Investment Considerations

Investment Considerations


HARKEN

- **Industry: Fundamentals are strong.**
- **Upside: Inventory in excess of 9 million gross acres with world class exploration and exploitation potential plus domestic prospects with risked gas potential up to approximately 170 BCFE.**
- **Financial Posture: Conservative balance sheet and increasing cash flows.**